                                                                    EXHIBIT 10.5

                                  AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This Amendment to Amended and Restated Credit Agreement (this "Agreement") dated April 30, 2001, effective as of the date set forth below (the "Amendment") is among THE SHAW GROUP, INC., a Louisiana corporation (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages hereto as Guarantors, the banks and other financial institutions listed on the signature pages attached hereto (the "Lenders"), BANK ONE, NA, whose main office is in Chicago, Illinois, individually as a Lender ("Bank One"), as Issuer and as administrative agent for the other Lenders (in such capacity, the "Agent"), FIRSTAR BANK, N.A., individually as a Lender and as syndication agent (the "Syndication Agent"), CREDIT LYONNAIS NEW YORK BRANCH, individually as a Lender and as documentation agent (the "Documentation Agent") and UNION PLANTERS BANK, N.A., individually as a Lender and as CoAgent (the "CoAgent" and, together with the Agent, the Documentation Agent and the Syndication Agent, the "Agents"). Capitalized terms not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

                                  INTRODUCTION

         A. The Borrower, the Lenders, the Guarantors and the Agents are parties to that certain Amended and Restated Credit Agreement dated effective as of the Effective Date, as therein defined (the "Credit Agreement").

         B. The Borrower has requested that the Agents and Lenders modify the Credit Agreement and waive certain Events of Default.

         C. The Lenders and the Agents are agreeable to such requests upon the terms and conditions herein stated.

         THEREFORE, the Borrower, the Guarantors, the Lenders and the Agents hereby agree as follows:

                                   ARTICLE I
                                CREDIT AGREEMENT

         Section 1.1 Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit Agreement.

         Section 1.2 Amendment to Section 6.17. Section 6.17 is hereby deleted in its entirety and replaced with the following:

                  6.17 Prepayment of Other Indebtedness. The Borrower will not, and will not permit any Subsidiary to (i) make voluntary prepayments of principal or interest on any other of the Borrower's or such Subsidiary's Indebtedness except (A) as expressly provided herein, (B) prepayments of principal or interest secured by liens on Property sold in accordance with
                  Section 6.13 hereof, or (C) in an amount not to exceed four million and no/100 dollars ($4,000,000) in the aggregate for Borrower and its Subsidiaries during any fiscal year of Borrower during the term


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                  hereof; or (ii) amend or obtain or grant a waiver of any term of any of such Indebtedness, without the prior written consent of the Required Lenders other than in respect of inter-company transfers or inter-company Indebtedness not otherwise prohibited hereunder.

         Section 1.3 Amendment to Section 6.22.2. A new sentence is hereby added to the end of Section 6.22.2, as follows:

                  Notwithstanding the foregoing, in connection with the sale of the building located in Houston, Texas, which sale has been approved by the Agent, payment of principal and interest on the Indebtedness secured by such building at the time of such sale in an amount not to exceed $20,000,000 shall not be included in the calculation of the denominator as described in
                  (ii) above.

         Section 1.4 No waiver of Event of Default. The provisions hereof shall not in any way be construed to waive, nor shall this Amendment in any way serve as a waiver of any Default now or hereafter existing under the Credit Agreement or other Loan Documents, except as expressly set forth herein.

                                   ARTICLE II
                           MISCELLANEOUS; RATIFICATION

         Section 2.1 Representations True; No Default. The Borrower and the Guarantors represent and warrant, as applicable, that:

                  (a) The Borrower and the Guarantors represent and warrant that this Amendment has been duly authorized, executed and delivered on their behalf and the Credit Agreement as amended hereby, together with each other Loan Documents to which the Borrower and each of the Guarantors is a party, constitute valid and legally binding agreements of the Borrower and the Guarantors, enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors' rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

                  (b) The Borrower represents and warrants that the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date;

                  (c) The Guarantors represent and warrant that the representations and warranties of the Guarantors contained in the Guaranty are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and


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                  (d) The Borrower and the Guarantors represent and warrant that after giving effect to this Amendment, there has not occurred and is not continuing a Default or an event that with the passage of time would constitute a Default.

         Section 2.2 Ratification and Extension of Liens. The Credit Agreement, the Notes and all other Loan Documents executed in connection therewith to which the Borrower or any Guarantor is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder and under the other Loan Documents to which the Borrower or any Guarantor is a party are in all respects ratified and confirmed. All liens created by any Loan Document are hereby regranted by the Borrower and the Guarantors to the Lenders as security for the Obligations. The Borrower and the Guarantors agree that the obligations of the Borrower and the Guarantors under the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or any Guarantor is a party are hereby brought forward, renewed and extended.

         Section 2.3 Expenses, Additional Information. The Borrower shall pay to the Agent all reasonable expenses incurred in connection with the negotiation and execution of this Amendment. The Borrower and the Guarantors shall furnish to the Agent all such other documents, consents and information relating to the Borrower and the Guarantors as the Agent may reasonably require to accomplish the purposes hereof.

         Section 2.4 Miscellaneous Provisions.

                  (a) From and after the execution and delivery of this Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Credit Agreement and all other Loan Documents shall continue in full force and effect.

                  (b) The Credit Agreement and this Amendment shall be read and construed as one and the same instrument.

                  (c) Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement, as amended by this Amendment.

                  (d) This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) The headings herein shall be accorded no significance in interpreting this Amendment.

         Section 2.5 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, Agents and Lenders and the successors and assigns of the Agent and Lenders. The Borrower and the Guarantors shall not have the right to assign its rights hereunder or any interest herein.

         Section 2.6 Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE LENDERS OTHERWISE PREEMPT ILLINOIS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.


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                  EXECUTED to be effective as of the Effective Date.

                                     THE SHAW GROUP INC.


                                     By:
                                              ----------------------------------
                                     Name:    Robert L. Belk
                                     Title:   Executive Vice President and
                                              Chief Financial Officer

                                     Address:

                                     8545 United Plaza Boulevard
                                     Baton Rouge, Louisiana 70809
                                     Attention:  Robert L. Belk
                                     Telephone: 225-932-2567
                                     Telecopy: 225-932-9146
                                     E-Mail: bob.belk@shawgrp.com


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                                   GUARANTORS:

                                   ACL Piping, Inc.
                                   Associated Valve, Inc.
                                   B.F. Shaw, Inc.
                                   C.B.P. Engineering Corp.
                                   Eagle Industries, Inc.
                                   Gulf Coast Equipment Rental, Inc.
                                   IRM/NAPTech Joint Venture, L.L.C.
                                   Lone Star Fabricators, Inc.
                                   NAPTech PS Corporation
                                   Prospect Industries (Holdings), Inc.
                                   SAON Properties, Inc.
                                   Secorp, Inc.
                                   Shaw Alloy Piping Products, Inc.
                                   Shaw Capital, Inc.
                                   Shaw Connex, Inc.
                                   Shaw Constructors, Inc.
                                   Shaw Energy Services, Inc.
                                   Shaw Fabricators, Inc.
                                   Shaw Fronek A/DE, Inc.
                                   Shaw Fronek Company, Inc.
                                   Shaw-Fronek Fabrication, Inc.
                                   Shaw Fronek Power Services, Inc.
                                   Shaw FVF, Inc.
                                   Shaw Global Energy Services, Inc.
                                   Shaw GRP of California
                                   Shaw Industrial Supply Co., Inc.
                                   Shaw International, Inc.
                                   Shaw Maintenance, Inc.
                                   Shaw Managed Services, Inc.
                                   Shaw Manufacturing and Services, Inc.
                                   Shaw NAPTech, Inc.
                                   Shaw Pipe Shields, Inc.
                                   Shaw Power Services, Inc.
                                   Shaw Process and Industrial Group, Inc.
                                   Shaw Process Fabricators, Inc.
                                   Shaw Services Inc.
                                   Shaw Sunland Fabricators, Inc.
                                   Shaw Word Industries Fabricators, Inc.
                                   Stone & Webster Holding One, Inc.
                                   Stone & Webster Holding Two, Inc.
                                   Stone & Webster, Inc.


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                                   SWINC Acquisition Four, Inc.
                                   SWINC Acquisition Five, L.L.C.
                                   Welding Technology and Supply Inc.
                                   Worldwide Industrial Constructors Inc.



                                   By:
                                            ------------------------------------
                                   Name:    Gary Graphia
                                   Title    Secretary


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                                   BANK ONE, NA,
                                   as Agent, as a Lender and as Issuer

                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

                                   Address:

                                   c/o Bank One Center, 910 Travis
                                   7th Floor
                                   Houston, Texas 77002
                                   Attention:
                                                --------------------------------
                                   Telephone:   713-751-
                                                        ------------------------
                                   Telecopy:    713-751-6777
                                   E-Mail:
                                                --------------------------------


                                   COMMITMENT:  $55,250,000


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                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Documentation Agent and as a Lender


                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $37,500,000


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                                   FIRSTAR BANK, N.A., as Syndication Agent and
                                   as a Lender



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $40,000,000


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                                   UNION PLANTERS BANK, N.A.,
                                   as Co-Agent and as a Lender



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $35,000,000


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                                   BNP PARIBAS HOUSTON AGENCY



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $25,000,000



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                                   HARRIS TRUST & SAVINGS BANK



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $18,750,000



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                                   WACHOVIA BANK, N.A.



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $18,500,000



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                                   THE BANK OF NOVA SCOTIA


                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $15,000,000


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                                   THE MITSUBISHI TRUST & BANKING CORPORATION



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $15,000,000



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                                   KBC BANK N.V.



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $15,000,000



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                                   BANK HAPOALIM B.M., CHICAGO BRANCH



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   COMMITMENT:  $10,000,000



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                                   CHANG HWA COMMERCIAL BANK, LTD.,
                                   NEW YORK BRANCH



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   COMMITMENT:  $7,500,000


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                                   NATEXIS BANQUES POPULAIRES



                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   COMMITMENT:  $7,500,000


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                                   BANC ONE CAPITAL MARKETS, INC.,
                                   as Lead Arranger and Sole Book Runner


                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

                                   Address:

                                   c/o Bank One Center, 910 Travis
                                   7th Floor
                                   Houston, Texas 77002
                                   Attention:
                                                 -------------------------------
                                   Telephone:    (713) 751-
                                                           ---------------------
                                   Telecopy:     (713) 751-6777
                                   Email:
                                                 -------------------------------



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